UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2010

DUKE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 1, 2010, Duke Realty Corporation, an Indiana corporation (“Duke”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which Duke is the sole General Partner, completed the issuance and sale of $250 million aggregate principal amount of the Operating Partnership’s 6.75% Senior Notes Due 2020 (the “2020 Notes”). The 2020 Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-160952-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The 2020 Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Seventh Supplemental Indenture, dated as of April 1, 2010 (the “Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”).

The Operating Partnership used approximately $70.2 million of the estimated net proceeds from the issuance and sale of the 2020 Notes (the “Notes Issuance”) to fund its previously announced tender offer for its 6.95% Senior Notes due 2011 (the “2011 Notes”), which was conditioned upon the closing of the Notes Issuance. The total face value of this repurchase was approximately $66.3 million. The Operating Partnership intends to use the remaining proceeds from the Notes Issuance to fund its tender offer for its 5.625% Senior Notes due 2011 and 6.25% Senior Notes due 2013, which was announced simultaneously with the tender offer for the 2011 Notes and was also conditioned upon the closing of the Notes Issuance.

The Indenture previously was filed with the Commission on July 31, 2006, as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form S-3 (File No. 333-136173-01). A conformed copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Report. Pursuant to General Instruction F to the Commission’s Form 8-K, the information contained in the Supplemental Indenture is incorporated into this Item 1.01 by this reference.

The above description of the terms of the Supplemental Indenture is qualified in its entirety by reference to the previously filed Indenture and the conformed copies of the Supplemental Indenture incorporated by reference into this Report.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, Duke is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither Duke nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

4.1	Seventh Supplemental Indenture, dated as of April 1, 2010, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 6.75% Senior Notes Due 2020 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Operating Partnership, filed with the Commission on April 1, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its sole general partner

	By:	/s/ Howard L. Feinsand
	Name:	Howard L. Feinsand
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: April 1, 2010